INVESTOR DECK November 2020 Exhibit 99.1

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, financial targets, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the COVID-19 pandemic; the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its intensely competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures This presentation refers to EBITDA, adjusted EBITDA, EBITDA Margin, EBIT Margin and ROIC, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and certain of these measures may be used as components of incentive compensation. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion and adjusted EBITDA as EBITDA excluding the impact of special items. The Company defines EBIT, as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. EBITDA Margin and EBIT Margin reflect adjusted EBITDA and EBIT, respectively, divided by net sales for the applicable period. The Company defines ROIC as net operating profit after tax (“NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.

Sprouts, Where Goodness Grows

A farmers market experience – open layout of fresh produce at the heart of the store, community feel, treasure hunt for unique products A place with happy, helpful team members Intentional curation of responsibly and locally sourced products The right assortment of healthy alternatives and good-for-you options Making the highest quality fresh foods accessible to all WHAT DEFINES SPROUTS AND WHAT MAKES US DIFFERENT

Building an advantaged fresh supply chain 10%+ annual unit growth beyond 2021 and incredible white space Strong and improving unit economics Sustained robust cash flows Unique farmers market experience Innovative products with lifestyle friendly ingredients WHY INVEST IN SPROUTS A POWERFUL GROWTH BUSINESS

Environmentally and Socially Responsible Company

Sprouts Strategy Win with Target Customer Identified through research to have tremendous opportunity Refine Brand and Marketing Approach Elevate national recognition and top of mind awareness Update Format and Expand in Select Markets Smaller stores with higher returns where our core customers live Create an Advantaged Fresh Supply Chain Drive efficiencies across our network of fresh distribution centers Deliver on our Financial Targets and Box Economics Drive 10+% unit growth and low double-digit earnings growth, while expanding ROIC

WE EXIST FOR THE HEALTH ENTHUSIASTS WE EXIST FOR THE EXPERIENCE SEEKERS What brings them together is simple: They’re into their food – like, really into it. Cover a wide range of income Age demographics - Gen Z to Baby Boomers Healthy and organic options, better for you, quality products Innovative and differentiated products Great store experience They are engaged and connected to the what they eat – how it makes them feel, where it comes from, the role it can play in their lives. Focusing on Sprouts’ Target Customers who Represent More than $200B of Food Spend

Tremendous Opportunity to Gain Share in Winning Target Customer Segments Consumers Spend $1.2T on Food at Home Sprouts’ Share Today >$200B Market Opportunity to Grow Target Customers in our Regions is Vast

Sprouts' Affinity is Very Strong Among Frequent Shoppers and inline with Best-in-Class Peers

Net Promoter Score (NPS) – Among Frequent Shoppers

Frequent as defined as in Respondent's Top 3 Most Visited for Grocery



NPS
+65
+22
+32
+66
+47
+47
+42
+23
+63
+72
+70
+60
+44
+69
+61
70%
25%
5%
43%
36%
21%
49%
35%
17%
70%
24%
5%
58%
30%
11%
58%
31%
11%
52%
36%
11%
38%
44%
16%
69%
23%
7%
76%
20%
4%
75%
20%
5%
69%
22%
9%
54%
34%
11%
72%
23%
4%
66%
27%
6%
SPROUTS
FARMERS MARKET
Club/Mass A
Club/Mass B
Club/Mass C
Club/Mass D
Club/Mass E
Conventional A
Conventional B
Conventional C
Regional A
Regional B
Regional C
Specialty A
Specialty B
Specialty C
Promoters Passives Detractors

Source: Sprouts NPS study, September 2020

10

Elevate brand recognition and top of mind awareness Bring our brand story to life focusing on our differentiation and innovation Reach more customers through story telling channels like digital media and TV Meet customers’ needs with ecommerce offerings Establish a truly differentiated private label Focus more on good value every day, complemented by meaningful promotions Keep our accessible fresh produce at the heart of the brand Refined Brand and Marketing Approach

Produce Remains the Heart of the Store Hybrid produce buying model – centralized and regional teams allow us to be flexible and react to the produce markets quickly Meaningful farmer partnerships which deliver new varietals and favorable pricing to our customers through spot buys New distribution channels will allow for increased local buying and deliver fresher products to our customers Building a path forward to grow with farmers as we grow

Sprouts’ Stores are Filled with a Curation of Differentiated Good-For-You Products Thousands of Responsibly Sourced Products Made with Simple Clean Ingredients with Certifications and Attributes like USDA Organic, Fair Trade, and Humane Certified

Deliver a Unique, Friendly Experience with Healthy, Innovative Products in a Smaller Box with Higher Returns Format to Stay True to our Fresh-focused Farmers Market Heritage Prioritize Categories For Growth Potential Continue to Offer all Categories 21K-25K Small Market Layout square foot box From… To… 30K Enhanced Layout square foot box

Lower Cost to Build Reduce Non-Selling Space Decreased Occupancy Cost Reduce Operating Cost Sales Remain Flat Strong Returns & Ability to Accelerate Growth Smaller Store Benefits

Site selection intersecting: Target customers Growth potential Supply chain Expansion Markets Drive growth in existing markets with support of Distribution Centers (DC) California & Texas – More opportunity to fill in where we are strong Build out Mid-Atlantic and Florida 300-400 New Stores in Expansion Markets – Minimum 10% Unit Growth Beyond 2021 Existing DCs Future DCs Existing Markets

Current Deliver on Fresh Commitment DCs are located within 500 or more miles of the stores 5 DCs serving 345 stores (Atlanta serving southern Florida) Multiple deliveries to the stores daily Future Aspire DC to be within 250 miles of the majority of stores Additional Florida & Colorado DCs in 2021 Mid-Atlantic DC 2022 Leverage existing DC space to reduce overall costs; cross-docking more products Drive efficiencies and simplicity in store & DC replenishment process Create an Advantaged Fresh Supply Chain

Financial Targets Low Double-Digit Earnings Growth and Expansion of ROIC Cost to Build Reduced & Attractive New Store Economics 10% unit growth or more Low single digit comps Stable to Expanding EBIT Margins

New Store Four Wall Box Target Economics Sales EBITDA Margins 20% to 25% sales growth in 4 years $16M - $18M annual Sales per Box in year 4 Blended 8% EBITDA Margins in year 4 Cash on Cash Return ~40% by year 4, continues to grow in year 5 Cash Investment $3.2M average new store build including CapEx, Inventory and Pre-opening expenses

Unit growth (1) Annual Unit Growth Target of 10% or More Beyond 2021 Long Runway of Organic Growth 2019 & 2020 actual unit growth, 2021 and beyond represent a range of potential growth

Low Single Digit Comps Target Key Comp Drivers Low Single Digit Comps Brand and marketing Innovative, differentiated products Ecommerce Better new store ramp with smarter promotional approach

Stable to Expanding EBIT Margins Stable to Expanding EBIT Margins All Stores New Stores Smarter Promotions Improved Buying Supply Chain Optimization Labor Productivity Improving Shrink Headwinds from Labor & Benefit Costs Headwinds from ecommerce Reduction in Cost to Build (Improved DA) Lower Rents driven by Smaller Boxes Less Efficient Operations during Maturity ramp-up

History of Strong Cash Generation and Solid Operating Performance NET SALES ADJUSTED EBITDA (1) ROIC (3) NET CASH PROVIDED by OPERATIONS See the Appendix to this presentation for a reconciliation of EBITDA and adjusted EBTIDA to net income. For 2016-2017, adjustments to EBITDA were immaterial; thus only EBITDA is presented. 2015 is presented on a 53-week basis. ROIC is a non-GAAP measure that we define as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income. ($ in mm) ($ in mm) (2)

Capital Expense Driven by New Store Growth Capex Spend as % of Sales

DELIGHT IN THE GOODNESS OF FRESH, HEALTHY FOODS… Sprouts delivers a unique farmers market experience that brings together passionate, knowledgeable team members and the best assortment of high-quality food that is good for us, and good for the world.

APPENDIX

Executive Management Team with Leading Grocery & Retail Experience Jack Sinclair Chief Executive Officer since 2019 Denise Paulonis Chief Financial Officer since 2020 Scott Neal Chief Fresh Merchandising Officer since 2020 Dan Sanders Chief Operations Officer since 2016 Jim Wallace Senior VP, Store Operations-West Division since 2018 Gil Phipps Senior VP, Chief Marketing Officer since 2020 Dave McGlinchey Chief Format Officer since 2020 (joined SFM in 2017) Brandon Lombardi Chief Human Resources & Legal Officer since 2016 (joined SFM in 2012) Kim Coffin Senior VP, Non- Perishable since 2020 (joined SFM in 2012) Dan Croce Senior VP, Store Operations-East Division since 2018 Joe Hurley, Senior VP, Supply Chain since 2019 Hunter Bennett Senior VP, Information Technology since 2020 (joined SFM in 2014)

Appendix

The following table shows a reconciliation of EBITDA and adjusted EBITDA to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the fifty-two weeks ended December 29, 2019, December 30, 2018, December 31, 2017, and January 1, 2017 and the fifty-three weeks ended January 3, 2016:

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES
NON-GAAP MEASURE RECONCILIATION
(UNAUDITED)
(IN THOUSANDS)

	Fifty-two Weeks Ended December 29, 2019	Fifty-two Weeks Ended December 30, 2018	Fifty-two Weeks Ended December 31, 2017	Fifty-two Weeks Ended January 1, 2017	Fifty-three Weeks Ended January 3, 2016
Net income	$ 149,629	$ 158,536	$ 158,440	$ 124,306	$ 128,991
Income tax provision (benefit) [1]	46,539	37,260	47,078	74,286	77,002
Interest expense, net	21,192	27,435	21,176	14,791	17,707
Earnings before interest and taxes (EBIT)	217,360	223,231	226,694	213,383	223,700
Depreciation, amortization and accretion	122,804	110,749	96,987	80,723	69,256
EBITDA	$ 340,164	$ 333,980	$ 323,681	$ 294,106	$ 292,956
Special Items:					
Executive Compensation [2]	$ 508	$ 3,618	$ -	$ -	$ -
Store closures [3]	-	7,961	-	-	-
Other special items [4]	-	-	-	-	9,139
Total Special Items - pre tax	508	11,579	-	-	9,139
Adjusted EBITDA	$ 340,672	$ 345,559	$ 323,681	$ 294,106	$ 302,095
Net income	$ 149,629	$ 158,536	$ 158,440	$ 124,306	$ 128,991
Special Items:					
Executive Compensation, net of tax [2]	-	5,652	-	-	-
Store closures, net of tax [3]	377	5,921	-	-	-
Other special items, net of tax [4]	-	-	-	-	5,723
Adjusted Net income before one time tax benefits	$ 150,006	$ 170,109	$ 158,440	$ 124,306	$ 134,714
Income tax benefit related to Tax Act and other one time tax benefits [5]	-	(2,573)	(18,692)	-	-
Adjusted Net income	$ 150,006	$ 167,536	$ 139,748	$ 124,306	$ 134,714
Diluted EPS	$ 1.25	$ 1.22	$ 1.15	$ 0.83	$ 0.83
Adjusted Diluted EPS	$ 1.25	$ 1.29	$ 1.01	$ 0.83	$ 0.86
Diluted Weighted Average Shares Outstanding	119,742	129,776	137,884	149,653	155,877

28

Appendix Income tax provision (benefit) includes approximately $12 million (or $0.10 per diluted share) benefit during the fifty-two weeks ended December 30, 2018 and $10 million (or $0.08 per diluted share) in the fifty-two weeks ended December 31, 2017, in excess federal and state tax benefits for share based compensation primarily associated with the exercise of expiring pre-IPO options. Prior to 2017, these tax credits were credited to stockholders’ equity. During the fifty-two weeks ended December 30, 2018, the Company recorded one-time pretax compensation charges of $4 million, associated with the resignation of the former CEO. The after-tax impact includes incremental tax expense associated with certain nondeductible executive compensation costs. During the fifty-two weeks ended December 30, 2018, in connection with the closure of two stores, the Company recorded one-time non-cash pre-tax charges of $8 million primarily related to the estimated fair value of the lease termination obligations and asset impairments. After-tax impact includes the tax benefit on the pre-tax charge. During the fifty-three weeks ended January 3, 2016, the Company incurred several one-time pretax charges associated with its secondary public offering expenses (including employment taxes paid by the Company in connection with options exercised in these offerings) of $0.3 million; pretax losses on early extinguishment of debt in connection with the Company’s April 2015 refinancing of $5.5 million and costs related to store closures, asset disposals and other exit costs of $3.3 million. After –Tax impact includes the tax benefit on these pretax charges. During the fifty-two weeks ended December 30, 2018, the Company adopted a tax calculation method change for the accelerated deduction of certain items, resulting in a discrete tax benefit of $3 million. During the fifty-two weeks ended December 31, 2017, the Company recorded a one-time benefit associated with the adoption of the 2017 Tax Cuts and Jobs Act.

Appendix The following table shows a reconciliation of ROIC to net income for the Company’s 2015, 2016, 2017, 2018 and 2019 fiscal years. SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) (1)Fiscal 2015 includes 53 weeks (2) Net income amounts represent total net income for past four trailing quarters. (3) $18.7 million income tax benefit related to the Tax Cuts and Job Act enacted in December 2017 and $2.6 million income tax benefit related to tax calculation method changes recognized in the third quarter of 2018. (4) Special items include $5.9 million (after-tax) related to store closures and $5.7 million (after-tax) related to executive severance. (5) Net of tax amounts are calculated using the effective tax rate for the periods presented. (6) Interest on operating leases is calculated as the trailing four quarters’ rent expense multiplied by eight and by a 7.0 percent interest rate factor. Sprouts Farmers Market, Inc. and Subsidiaries Non-GAAP Measure Reconciliation (In thousands) (Unaudited) 2019 2018 2017 2016 2015 (1) Net income (2) $,149,629 $,158,536 $,158,440 $,124,306 $,128,991 Income Tax Adjustment (3) 0 -2,573 ,-18,693 0 0 Special Items, net of Tax (4) 377 11,573 Interest expense, net of tax (5) 16,214 22,178 14,373 9,876 11,296 Net operating profit after tax (NOPAT) $,166,220 $,189,714 $,154,120 $,134,182 $,140,287 Total rent expense, net of tax (5) ,129,748 ,111,401 82,285 65,886 55,250 Estimated depreciation on capitalized operating leases, net of tax (5) ,-61,898 ,-49,016 ,-36,205 ,-28,990 ,-24,310 Estimated interest on capitalized operating leases, net of tax (5) (6) 67,850 62,385 46,080 36,896 30,940 NOPAT, including effect of capitalized operating leases $,234,070 $,252,099 $,200,200 $,171,078 $,171,227 Average working capital 37,505 26,877 5,652 77,273 ,148,368 Average property and equipment ,737,851 ,754,380 ,668,576 ,546,652 ,472,189 Average other assets ,567,554 ,574,968 ,570,859 ,584,945 ,583,943 Average other liabilities -,120,521 -,199,233 -,158,193 -,121,724 -,103,714 Average invested capital $1,222,389 $1,156,992 $1,086,894 $1,087,146 $1,100,786 Average operating leases 1,185,080 1,103,128 ,968,201 ,838,200 ,704,802 Average invested capital, including the effect of capitalized operating leases $2,407,469 $2,260,120 $2,055,095 $1,925,346 $1,805,588 ROIC 0.13597962678001846 0.16397174742781281 0.14179855625295568 0.123 0.127 ROIC, including operating leases 9.7% 0.11154230748809797 9.7% 8.9% 9.5%